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                                                                 Exhibit 10(bb)

                                                                  EXECUTION COPY

                     AMENDMENT NO. 2 TO CONTINGENT PAYMENT
                            SUBORDINATION AGREEMENT

     THIS AMENDMENT NO. 2 (this "Amendment"), dated as of April 13, 2000, is by
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and among Access Worldwide Communications, Inc., formerly known as,
CulturalAccessWorldwide, Inc. (the "Purchaser"), Ann M. Holmes (the "Seller")
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and Bank of America, N.A., formerly known as NationsBank, N.A. (the "Agent"), as
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agent, under that certain Credit Agreement (as amended from time to time, the

"Credit Agreement") among the Purchaser, the Agent and the Lenders (as defined
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in the Credit Agreement) party thereto dated as of March 12, 1999.  The Lenders, the Agent and any of their successors and assigns are hereinafter referred to collectively as the "Superior Lender."
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                                   WITNESSETH

     WHEREAS, the Purchaser, the Seller and the Agent have entered into that certain Contingent Payment Subordination Agreement dated as of October 24, 1998 (the "Payment Subordination Agreement");
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     WHEREAS, the Purchaser, the Seller and the Agent have also entered into that certain Amendment No. 1 to the Payment Subordination Agreement dated as of March 12, 1999 (the "First Amendment");
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     WHEREAS, the parties hereto desire to further amend the Payment
Subordination Agreement;

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Purchaser, the Seller and the Agent, the Payment Subordination Agreement is hereby amended as follows:

                                  DEFINITIONS

     Definitions.  Unless otherwise defined herein, capitalized terms used in
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this Amendment have the meanings provided in the Payment Subordination
Agreement, as amended.

                                   AMENDMENTS

     1.  Amendment to Section 1(c).  Section 1(c) of the Payment Subordination
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Agreement is amended in its entirety to read as follows:

     (c) So long as any part of the Superior Indebtedness remains outstanding and until the Credit Agreement shall have been terminated and the Notes (as defined in the Credit Agreement) shall have been fully and finally paid and satisfied, the Seller will
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     neither accept payment of the Subordinated Obligations in any manner whatsoever or take any action (i) to accelerate any of the Subordinated Obligations, (ii) to collect payment of any of the Subordinated Obligations, nor (iii) to foreclose, take any action or otherwise realize (whether by judicial action, under power of sale or by self-help repossession or otherwise) on any security or guaranty given by any person to secure or guarantee any of the Subordinated Obligations including without limitation any actions or remedies of the Seller set forth in the Purchase Agreement.

     2.  Amendment to Section 1(e).  Section 1(e) of the Payment Subordination
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Agreement is amended in its entirety to read as follows:

        (e) In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of the Obligor or the proceeds thereof to creditors of the Obligor or upon any indebtedness of the Obligor, by reason of the liquidation, dissolution or other winding up of the Obligor or any of their business, or in the event of any sale, receivership, insolvency or bankruptcy proceeding, or assignment for the benefit of creditors, or any proceeding by or against the Obligor for any relief under any bankruptcy or insolvency law or laws relating to the relief of debtors, readjustment of indebtedness, reorganizations, compositions or extensions, then and in any such event any payment or distribution of any kind or character, either in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Obligations shall be paid or delivered directly to the Superior Lender for application on any Superior Indebtedness, due or not due, until such Superior Indebtedness of the Obligor to the Superior Lender shall have been finally and fully paid and satisfied and the Note shall have been canceled. The Seller agrees that she will not file any claim in bankruptcy or an involuntary proceeding, receivership or other similar action without expressly acknowledging and agreeing in writing in any filing or proceeding that its claim is subordinate in all respect to the Superior Indebtedness.

     3.  Amendment to Section 1(f).  Section 1(f) of the Payment Subordination
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Agreement is amended in its entirety to read as follows:

     (f) Should any payment or distribution or security or proceeds thereof be received by the Seller upon or with respect to any of the Subordinated Obligations prior to the full and final payment and satisfaction of all Superior Indebtedness and cancellation of the Note, such party will forthwith deliver the same to the Superior Lender in precisely the form received (except for the endorsement or assignment of such party where necessary) for application on any Superior Indebtedness, due or not due, and, until so delivered, the same shall be held in trust by such party as property of the Superior Lender and shall not be commingled with any other funds or property such party or any other person. In the event of the failure of the Seller to make any such endorsement or assignment, the Superior Lender, or any of its officers or employees on behalf of the Superior Lender, is hereby irrevocably authorized and appointed attorney-in-fact to make the same.
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     4.  Amendment to Section 2.  Section 2 of the Payment Subordination
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Agreement is amended and restated in its entirety to read as follows:

     2.  Permitted Payments.
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     (a) So long as part of the Superior Indebtedness remains outstanding, the Obligor may not make, and the Seller may not receive, payments pursuant to the terms of the Subordinated Debt.

     (b) The Seller, prior to the final payment and satisfaction in full in cash of the Superior Indebtedness and the termination of all financing arrangements between the credit parties and the Superior Lender in connection with the Credit Agreement (including letters of credit), shall have no right to enforce any payment with respect to the Subordinated Obligations, or to otherwise take any action against any Subordinated Obligations credit party or any of their respective assets in connection therewith.

     (c) It is understood and agreed by the Seller that payments of the Subordinated Obligations other than as expressly permitted in this Section 2 shall not be permitted.

                                 MISCELLANEOUS

     1.  Condition Precedent.  The execution of this Amendment is a condition
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precedent to the effectiveness of that certain Amendment Agreement and Waiver to be executed among the Purchaser, certain subsidiaries of the Purchaser, the Agent, and the lenders party to the Credit Agreement.

     2.  Representations and Warranties of the Agent and the Purchaser.  The
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Purchaser and the Agent hereby each represents and warrants that it:  (i) has the requisite corporate power and authority to execute, deliver and perform this Amendment, as applicable; and (ii) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against either of the Purchaser or the Agent.

     3.   Representations of the Seller.  The Seller hereby represents and
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warrants that she: (i) has had the opportunity to obtain the assistance of legal counsel in carefully reviewing, discussing and considering all terms of this Amendment; (ii) executes this Amendment as a free and voluntary act, without any duress, coercion or undue influence exerted by or on behalf of any other party; and (iii) has full and complete authorization and power to execute this Amendment in the capacities herein stated, and this Amendment does not violate any law, rule, regulation, contract or agreement otherwise enforceable by or against her.

     4.   Limited Modification.  Except as specifically amended by the First
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Amendment and hereby, the Contingent Payment Subordination Agreement shall remain in full force and effect in accordance with its terms.
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     5.   No Oral Agreements.  This Amendment may not be contradicted by
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evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten agreements among the Purchaser, the Agent and the Seller.

     6.   Counterparts.  This Amendment may be executed by the parties hereto in
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several counterparts (including facsimile counterparts), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of this Amendment by telecopy shall be effective as an original and shall constitute a representation that an original shall be delivered.

     7.   Governing Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE
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PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     8.  Successors and Assigns.  This Amendment shall be binding upon
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and inure to the benefit of the parties hereto and their respective successors and assigns.

  IN WITNESS WHEREOF, Access Worldwide Communications, Inc., Bank of America, N.A. and Ann M. Holmes have caused this Amendment to be duly executed on the date first above written.

                                  BANK OF AMERICA, N.A.

                                  By:
                                     ---------------------------
                                  Name:
                                  Title:


                                  ACCESS WORLDWIDE COMMUNICATIONS, INC.

                                  By:
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                                  Name:
                                  Title:



                                                                        (SEAL)
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Witness                                    Ann M. Holmes